EXHIBIT 99.1
Kite Realty Group Trust
Investor Presentation

COMPANY OVERVIEW
▪ Stable Portfolio
▪ 64 Properties in 10 states
▪ Total GLA of 9.6 million square feet
▪ 52 Properties in the Retail Operating Portfolio; 92.3% leased
▪ Diverse tenant base: Largest tenant represents only 3.2% of annualized base rent
▪ 5 mile demographics: Population 127,000; Average HHI $86,000

▪ Increased Leasing Productivity
▪ Over 1.1 million square feet of leasing production in 2010 - the highest level in company history
▪ Retail Operating Portfolio leased percentage increased 220 basis points since Q1 2010
▪ Increased shop leased percentage 270 basis points since Q1 2010
▪ 34 new and renewal anchor leases for 1.1 million square feet completed since Q1 2009

▪ Development & Redevelopment Progress
▪ Commenced vertical construction on Whole Foods at Cobblestone Plaza in Pembroke Pines,
 Florida as well as on the South Elgin Commons II project in Chicago, Illinois
▪ Rivers Edge redevelopment in Indianapolis is under construction and 95% pre-leased including anchors Nordstrom Rack, The Container Store, BuyBuy Baby, Arhaus Furniture, and BGI
 Fitness
▪ Signed a lease with Whole Foods to anchor the redevelopment of recently acquired Oleander
 Point in Wilmington, North Carolina

▪ Earnings Upside	▪ $5.5 million of annualized EBITDA from recently executed leases anticipated to commence by the end of 2011 ▪ Same Property Net Operating Income up 1% in Q1 2011
Information as of March 31, 2011

GROWTH SOURCES
▪ Rent commencement on executed leases
 ▪ $5.5 million in annualized EBITDA anticipated to commence by the end of 2011
▪ Increase small shop occupancy
 ▪ From current 78% to historical 85%
▪ Execute on redevelopments
 ▪ Rivers Edge in Indianapolis, IN is 95% leased and under construction
 ▪ Signed Whole Foods at recently acquired Oleander Point in Wilmington, North Carolina
▪ Complete tenant construction and interior build-outs at Cobblestone Plaza
 ▪ With Whole Foods under construction, Cobblestone Plaza in Pembroke Pines, FL is 84%
 leased but only 51% occupied
▪ Future development potential
 ▪ Anticipate commencing construction at Delray Marketplace in second half of 2011

100%
90%
80%
70%
60%
50%
40%
59%
82%
84%
90%
2008 Actual
2009 Actual
2010 Actual
2011 Projection

KRG LISTED NYSE

▪ We have been continually improving the quality and predictability of our FFO stream.
Recurring Real Estate Income as a Percent of FFO
(1) 2011 projection is based on the Company’s previously released earnings guidance.
IMPROVING FFO QUALITY
(1)

400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
39,100
203,000
130,200
300,300
345,600
216,200
350,000
190,000
183,000
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011

▪ Leasing production is a constant company-wide focus
▪ Leased 1.1 million square feet during 2010, the highest level of production in company history and a 64% increase over 2009 levels
▪ 36 new and renewal anchor leases for 1.2 million square feet completed since Q1 2009
▪ Q1 2011 had aggregate positive leasing spreads of 5.8%
Total Leasing Production - New and Renewal Leases
LEASING PRODUCTION

KITE REALTY GROUP

Top 10 Retail Tenants

	Tenant	Number Of Locations	% of Owned GLA	% of Portfolio Annualized Base Rent (1)	S&P Credit Rating (2)
1	Publix	6	5.2%	3.2%	n/a
2	PetSmart	6	2.6%	2.8%	BB
3	Bed Bath & Beyond / Buy Buy Baby	6	3.0%	2.5%	BBB
4	Lowe's Home Improvement	2	2.3%	2.4%	A
5	Ross Stores	5	2.6%	2.2%	BBB
6	Marsh Supermarkets	2	2.2%	2.2%	n/a
7	Dick's Sporting Goods	3	3.1%	1.9%	n/a
8	Staples	4	1.6%	1.7%	BBB
9	HEB Grocery	1	1.9%	1.6%	n/a
10	Toys "R" Us	2	1.4%	1.5%	B1 (3)
	Total		**25.9%**	**22.0%**	

KRG LISTED NYSE

DIVERSE TENANT BASE
(1) Annualized base rent represents the monthly contractual rent for March 2011 for each applicable tenant multiplied by 12.
(2) S&P credit ratings for parent company as of 4/22/2011.
(3) Rating is by Moody's; S&P does not rate Toys R Us
▪ Largest single retail tenant comprises only 3.2% of total annualized base rent
▪ Top 10 retail tenants account for only 22.0% of total annualized base rent
Information as of March 31, 2011
(unless otherwise noted)

20.0%
15.0%
10.0%
5.0%
0.0%
2.3%
2.6%
3.1%
3.2%
3.9%
4.2%
4.5%
5.5%
7.9%
10.3%
18.0%
WRI
FRT
KIM
KRG
RPT
DDR
REG
AKR
IRC
EQY
CDR

KRG LISTED NYSE

DIVERSE TENANT BASE
Peer Group Assessment:
Top Tenant as a Percent of Annualized Base Rent
Kroger	Bed Bath Beyond	Home Depot	Publix	TJ Maxx	Wal-Mart/ Sam’s	Kroger	A&P	Supervalu	Publix	Giant Foods
Source: Company SEC filings.
Information as of March 31, 2011

Operating, Current Development, & Redevelopment Properties	Radius 3 Mile	5 Mile
2010 Estimated Population	52,122	126,948
2015 Estimated Population	55,693	135,555
Projected Annual Growth	1.4%	1.4%
Average HH Income	$86,357	$86,299

KRG LISTED NYSE

STRONG DEMOGRAPHICS
Source: Applied Geographic Solutions.
▪ High quality assets with an average age (including redevelopment) of less than 9 years
▪ Approximately half of the current portfolio was developed by KRG
▪ Portfolio benefits from 100% non-owned anchor occupancy
Portfolio Demographics Summary

KITE REALTY GROUP

Average Household Income
$100,000
$80,000
$60,000
$40,000
$82,180
$69,209
$78,456
$69,975
$92,108
$63,227
Florida
Texas
Indiana
KRG Portfolio - 5 Mile Radius Average
Statewide Average

KRG LISTED NYSE

STRONG DEMOGRAPHICS
Source: Applied Geographic Solutions.
▪ We have a history of selecting strong markets for investment
▪ Average household incomes in our Florida, Texas and Indiana portfolios are significantly higher than statewide levels

KITE REALTY GROUP

Percentage of Lease Expirations by Total Annualized Base Rent

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
5.4%
8.4%
9.1%
10.5%
14.0%
7.8%
8.3%
6.8%
4.0%
5.3%
20.5%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

KRG LISTED NYSE

WELL-STAGGERED LEASE EXPIRATIONS
(1) Lease expirations of operating portfolio and excludes option periods and ground leases. Annualized base rent represents the monthly contractual rent for March 2011 for each applicable property multiplied by 12.
▪ Average 8.2% of annualized base rent is expected to roll each year from 2011 through 2020
▪ With the exception of 2015, our annual exposure to expirations is limited to 10.5% or less
Information as of March 31, 2011

IN-PROCESS DEVELOPMENT STATUS
▪ Cobblestone Plaza, Ft. Lauderdale, FL
 ▪ 133,000 sf owned GLA
 ▪ 84% pre-leased or committed
 ▪ Whole Foods anchored
 ▪ 94% of projected costs incurred
 ▪ Construction of Whole Foods underway with tenant anticipated to take possession in the second half of 2011
Information as of March 31, 2011
▪ South Elgin Commons, Chicago, IL
 ▪ 128,000 sf owned GLA
 ▪ Phase II 100% pre-leased
 ▪ Ross Stores and Toys R Us will join LA Fitness and Target (non-
 owned) (open and operating in Phase I) as anchor tenants prior to year-end

KITE REALTY GROUP

RESTAURANT

Wild Birds Unlimited NATURE SHOP
BIRDFOOD SALE
Sprint

NORDSTROM rack

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RIVERS EDGE REDEVELOPMENT
BEFORE
AFTER
BEFORE
▪ Vertical construction
 commenced in Q4 2010 at 95%
 pre-leased.
▪ Anchor leases are executed with
 Nordstrom Rack, Buy Buy Baby,
 The Container Store, Arhaus
 Furniture, and BGI Fitness.
▪ Secured construction financing
 with a 5-year term at LIBOR +
 325 bps.
▪ Several rent commencements
 anticipated for the second half of
 2011.

OLEANDER POINT ACQUISITION &
REDEVELOPMENT
▪ The Company acquired the
 neighborhood shopping center
 as a redevelopment opportunity
 in February 2011.
▪ Whole Foods will anchor the
 shopping center and is
 anticipated to open in spring of
 2012.
▪ Center will also include 14,000
 square feet of shops and an
 outparcel tenant.
BEFORE
AFTER

$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
$29,927
$43,818
$112,500
$64,480
$44,834
$8,086
$34,515
$4,707
$34,772
$38,302
$14,312
$182,968
2011
2012
2013
2014
2015
Thereafter
Mortgage Debt
KRG Share of Unconsol. Mortgage Debt
Construction Loans
Revolving Credit Facility

Scheduled Debt Maturities (1)
MANAGING LEVERAGE
(1) Dollars in thousands. Maturities exclude annual principal amortization.
▪ Nearly all 2011 and 2012 maturities are held by relationship banks
▪ Our strategy is to secure long term financing, however 60% of 2011 maturities have extension options
▪ Received commitments with our bank group for a 3-year (plus one year extension option) renewal on our line of credit

 ▪ Goal 8.0x in 12 months and 7.0x over long-term
 ▪ Foundation for accomplishing this goal
 ▪ $5.5 million of annualized EBITDA from recently executed
 leases anticipated to commence by the end of 2011
 ▪ Successful completion of in-process development and
 redevelopment projects
 ▪ Improving small shop leased percentage to historical 85%
 ▪ Potential value-add acquisition opportunities to be funded with equity
IMPROVING DEBT/EBITDA

DISCLAIMER
 This presentation contains certain statements that are not historical fact and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-
 looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of the current challenging economic conditions; financing risks, including the availability of and costs associated with sources of liquidity; the
 Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and Texas; assumptions underlying our anticipated growth sources; and other factors affecting the real estate industry generally.
 The Company refers you the documents filed by the Company from time to time with the Securities and
 Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on
 Form 10-K for the year ended December 31, 2010, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise.